OMB APPROVAL

OMB Number:	3235-0059
Expires:	August 31, 2004
Estimated average burden hours per response	14.73

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Kimball International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who potentially are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

KIMBALL INTERNATIONAL, INC.
1600 Royal Street
Jasper, Indiana 47549
(812) 482-1600
NOTICE OF ANNUAL MEETING OF SHARE OWNERS
to be held October 18, 2005
To the Share Owners of Kimball International, Inc.:
      The annual meeting of our Share Owners of KIMBALL INTERNATIONAL, INC., an Indiana corporation (the “Company”), will be held at the principal offices of the Company, 1600 Royal Street, Jasper, Indiana on Tuesday, October 18, 2005, at 9:30 A.M., Eastern Standard Time, for the following purposes:
      1. To elect eleven Directors of your Company.
      2. To approve the Kimball International, Inc. 2005 Profit Sharing Incentive Bonus Plan.
      3. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.
      The Board of Directors has fixed the close of business on August 16, 2005, for determining our Share Owners entitled to notice of and to vote at the meeting and any adjournments thereof. Only Share Owners of record at the close of business on that date will be entitled to vote. Voters of the shares of the Company’s Class A Common Stock are entitled to elect ten Directors, to consider and vote upon the Kimball International, Inc. 2005 Profit Sharing Incentive Bonus Plan, and to vote upon all other matters properly presented at the meeting. Voters of the shares of the Company’s Class B Common Stock are entitled to elect one Director but are not otherwise entitled to vote.
      A proxy, being solicited on behalf of the Board of Directors, is enclosed along with a return envelope, which requires no postage if mailed in the United States. If you own shares of both Class A Common Stock and Class B Common Stock, you will receive a Class A proxy and a Class B proxy in separate mailings.

By Order of the Board of Directors

John H. Kahle, Secretary
September 7, 2005
YOUR VOTE IS IMPORTANT!
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE PROMPTLY BY SIGNING, DATING, AND MAILING THE ACCOMPANYING PROXY CARD OR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE CARD. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IF YOU ATTEND THE MEETING IN PERSON.

       PLEASE NOTE THAT THERE ARE NEW ADMITTANCE PROCEDURES IF YOU DECIDE TO ATTEND IN PERSON:

1. AN ADMISSION TICKET IS INCLUDED WITH THE PROXY VOTING CARD. THIS TICKET, ALONG WITH A PHOTO IDENTIFICATION, WILL ADMIT YOU TO THE ANNUAL MEETING.

2. ANYONE WITHOUT A TICKET WILL BE ADMITTED ONLY ON THE FOLLOWING CONDITIONS:

A. PRESENTATION OF A PHOTO IDENTIFICATION, AND

B. HIS OR HER NAME IS ON OUR SHAREHOLDER LIST OR A RECENT BROKERAGE STATEMENT SHOWING SHARE OWNERSHIP IS PRESENTED.

NOTICE OF ANNUAL MEETING OF SHARE OWNERS
ANNUAL MEETING OF SHARE OWNERS October 18, 2005
PROXY STATEMENT
VOTING INFORMATION
SHARE OWNER PROPOSALS
SHARE OWNER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
SHARE OWNERSHIP INFORMATION
ELECTION OF DIRECTORS
Nominees for Election as Directors By Holders of Class A Common Stock
Nominee for Election as Director By Holders of Class B Common Stock
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
COMPENSATION OF EXECUTIVE OFFICERS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSAL TO APPROVE THE KIMBALL INTERNATIONAL, INC. 2005 PROFIT SHARING INCENTIVE BONUS PLAN
APPROVAL PROCESS FOR SERVICES PERFORMED BY THE EXTERNAL AUDITOR

KIMBALL INTERNATIONAL, INC.
1600 Royal Street,
Jasper, Indiana 47549,
(812) 482-1600
ANNUAL MEETING OF SHARE OWNERS
October 18, 2005
PROXY STATEMENT
          This Proxy Statement and the accompanying proxy are being mailed to our Share Owners of KIMBALL INTERNATIONAL, INC. (the “Company”) on or about September 7, 2005, and are furnished in connection with the Board of Directors’ solicitation of proxies to be used at the Annual Meeting of Share Owners to be held October 18, 2005, at the time and place and for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Share Owners accompanying this Proxy Statement.
      Any of our Share Owners who properly deliver a proxy may revoke their proxy at any time prior to the voting thereof by either filing a written revocation with the Secretary of the Company, submitting another properly delivered proxy with a later date, requesting the return of the proxy from the Secretary prior to the vote, or attending the meeting and so requesting, although attendance at the meeting will not by itself revoke a previously granted proxy.
      The entire cost of soliciting proxies will be borne by your Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, and electronic mail by Directors, Officers, and employees of your Company without extra compensation. Your Company will also reimburse brokerage houses, custodians, nominees, and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.
      Our Annual Report to our Share Owners and Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2005, accompany this Proxy Statement.
VOTING INFORMATION
      Only Share Owners of record at the close of business on August 16, 2005, will be entitled to vote at the Annual Meeting. On that date, there were outstanding 13,495,331 shares of Class A Common Stock and 24,656,980 shares of Class B Common Stock. Each share of Class A Common Stock is entitled to one vote with respect to the election of the ten Directors, approval of the 2005 Profit Sharing Incentive Bonus Plan, and any other matters submitted to a vote at the meeting. Each share of Class B Common Stock is entitled to one vote with respect to the election of one Director but otherwise is not entitled to vote.
      The presence of a quorum requires that a majority of outstanding shares of each class of stock be present at the meeting by proxy or in person. With a quorum present at the meeting, Directors will be elected by the plurality of the votes cast by the shares entitled to vote in the election at the meeting, (i.e., the nominees receiving the highest number of votes cast in each category will be elected). Accordingly, the election of Directors will not be affected if you choose to not vote your shares or if you withhold authority to vote your shares. If you hold your shares through a broker or other nominee (in “street” name), you should instruct the broker or nominee as to how you want to vote. Withholding authority or “broker non-votes” will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Approval of your Company’s 2005 Profit Sharing Incentive Bonus Plan (Proposal 2) requires the affirmative vote of the holders of a majority of the shares of Class A Common Stock cast at the meeting. Abstentions on Proposal 2 will be considered as present at the meeting, but not as voting in favor of the proposal. If you choose not to vote your shares or abstain, it will not affect the determination of whether or not Proposal 2 is approved.

      If you are a registered Share Owner, you can simplify your voting and save your Company expense by voting via telephone or the Internet. Telephone or Internet voting information is provided on the proxy card. A control number is designated on the proxy card to verify a Share Owner’s identity, allowing the Share Owner to vote the shares and confirm that the voting instructions have been recorded properly. If you vote via telephone or the Internet, please do not return a signed proxy card. If your shares are held in the name of a bank or broker, you may be able to vote via telephone or the Internet by following the instructions on the proxy form you receive from your bank or broker.
      All properly delivered proxies will be voted. In the absence of contrary direction, the proxies will be voted FOR the election of each of the named nominees to the Board and for the approval of the 2005 Profit Sharing Incentive Bonus Plan. Shares held by participants in the Company’s retirement plan will be voted in accordance with the participant’s direction in his or her proxy unless such proxy is not timely received, in which case the trustee of the retirement plan will vote the shares in the same proportion as the shares for which the trustee received timely participant direction.
      The Board of Directors knows of no other matters that may come up for action at the meeting. However, if any other matter properly comes before the meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment on such matter using the discretionary authority granted in the proxy form.
SHARE OWNER PROPOSALS
      Proposals which are desired to be presented at the 2006 Annual Meeting by Share Owners and included in the Company’s Proxy Statement for that meeting must be received by the Company at its principal executive offices, 1600 Royal Street, Jasper, Indiana 47549, no later than May 10, 2006. Such proposals, however, must meet certain requirements of regulations of the Securities and Exchange Commission for inclusion in the Company’s Proxy Statement. A Share Owner wishing to bring a proposal before the Annual Meeting of Share Owners in 2006 (but not include the proposal in the Company’s Proxy Statement), must cause written notice of the proposal to be received by the Secretary of the Company at its principal executive office by no earlier than June 30, 2006, and no later than July 20, 2006. The written notice must also meet additional requirements as stated in the Company’s By-laws, a copy of which is available upon written request directed to the Secretary of the Company.
SHARE OWNER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
      Share Owners may communicate with Board members by sending comments in care of the Secretary of the Company at 1600 Royal Street, Jasper, IN 47549. The Secretary has the discretion to forward the correspondence to the Director, or if circumstances dictate, to other departments within the Company to which such communication is more appropriately addressed. A log of correspondence received and copies of the correspondence are available to any Director who wishes to review it.
SHARE OWNERSHIP INFORMATION
      Under regulations of the Securities and Exchange Commission, persons who have power to vote or invest in or dispose of shares of the Company, either alone or jointly with others, are deemed to be beneficial holders of such shares. Because the voting or investment power of certain shares listed in the following table is shared, the same securities in certain cases are listed opposite more than one name in the table. The total number of shares of the Company listed in the table for all Executive Officers and Directors as a group, after elimination of such duplication, is 4,689,782 shares of Class A Common Stock (34.7% of the outstanding) and 2,792,394 shares of Class B Common Stock (10.9% of the outstanding), as of the date noted below.
      Set forth in the following table are the beneficial holdings as of August 8, 2005, of the Company’s Class A Common Stock and Class B Common Stock on the basis described above for: (i) each person, known to your Company who may be deemed to beneficially own more than 5% of either class of your Company’s outstanding shares; (ii) each Director; (iii) each “Named Executive Officer” as listed in the Summary

Compensation Table elsewhere in this Proxy Statement; and (iv) all Directors and Executive Officers as a group:

		Shares Beneficially Owned(a)(b)

		Sole Voting		Shared
		and		Voting and
		Investment		Investment	Percent
Name		Power		Power	of Class

Holders of more than 5% of the Outstanding Shares of Either Class
Douglas A. Habig	Class A	859,397		1,916,323	20.6%
1600 Royal Street	Class B	401,862	(c)	554,348	3.8%
Jasper, Indiana 47549
John B. Habig	Class A	624,746		1,903,507	18.7%
1500 Main Street	Class B	255,720		508,714	3.1%
Jasper, Indiana 47546
A. C. Sermersheim Family Limited Partnership(e)	Class A	None		811,000	6.0%
1113 West 14th Street	Class B	None		373,576	1.5%
Jasper, Indiana 47546
Barbara J. Habig(f)	Class A	719,726		None	5.3%
4949 Lampkins Ridge Road	Class B	122,467		None	(d	)
Bloomington, IN 47401
Private Capital Management(f)(g)	Class A	None		None	None
8889 Pelican Bay Blvd.	Class B	None		1,419,110	5.8%
Naples, FL 34108
Dimensional Fund Advisors, Inc.(f)	Class A	None		None	None
1299 Ocean Avenue, 11th Floor	Class B	1,585,980		None	6.4%
Santa Monica, CA 90401
Directors (not listed above) and Named Executive Officers:
James C. Thyen	Class A	322,234		122,830	3.3%
	Class B	261,346	(c)	308,160	2.3%
Ronald J. Thyen	Class A	259,605		110,014	2.7%
	Class B	153,754	(c)	262,526	1.7%
John T. Thyen	Class A	315,241		110,014	3.1%
	Class B	62,646	(c)	262,526	1.3%
Brian K. Habig	Class A	182,829		70,101	1.9%
	Class B	44,384		None	(d	)
Dr. Jack R. Wentworth	Class A	None		None	None
	Class B	13,007	(c)	None	(d	)
Christine M. Vujovich	Class A	None		None	None
	Class B	14,726	(c)	None	(d	)
Alan B. Graf, Jr.	Class A	None		None	None
	Class B	42,652	(c)	None	(d	)
Polly B. Kawalek	Class A	None		None	None
	Class B	14,944	(c)	None	(d	)
Harry W. Bowman	Class A	None		None	None
	Class B	8,246	(c)	None	(d	)
Geoffrey L. Stringer	Class A	None		None	None
	Class B	5,579	(c)	None	(d	)
Gary P. Critser	Class A	2,700		None	(d	)
	Class B	42,403		None	(d	)

		Shares Beneficially Owned(a)(b)

		Sole Voting		Shared
		and		Voting and
		Investment		Investment	Percent
Name		Power		Power	of Class

P. Daniel Miller	Class A	1,720		None	(d	)
	Class B	104,344	(c)	None	(d	)
Donald D. Charron	Class A	1,440		None	(d	)
	Class B	103,536	(c)	None	(d	)
Robert F. Schneider	Class A	6,157		None	(d	)
	Class B	96,022	(c)	None	(d	)
All Executive Officers and Directors as a Group (21 persons)	Class A	2,593,344		2,096,438	34.7%
	Class B	1,975,520	(c)	816,874	10.9%

(a)	Based upon information obtained from the Executive Officers, Directors, and beneficial owners (according to the definition of “beneficial ownership” under the regulations of the Securities and Exchange Commission). Class A Common Stock is convertible at the option of the holder to Class B Common Stock on a share-for-share basis. Amounts are reported and percentages are calculated on an unconverted basis.

(b)	Includes shares owned by spouse and children living in the household of the individuals listed. Also includes shares held by limited partnerships, foundations, and trusts over which listed individuals have shared voting and investment power. Beneficial ownership is disclaimed as to such shares and as to all other shares over which the named person does not have full beneficial rights.

(c)	Class B shares include shares receivable by Directors and Executive Officers upon exercise of stock options which are exercisable within sixty days after August 8, 2005, as follows: Douglas A. Habig 194,824 shares; James C. Thyen 186,301 shares; Ronald J. Thyen 2,801 shares; John T. Thyen 2,756 shares; Alan B. Graf, Jr. 5,034 shares; Christine M. Vujovich 3,369 shares; Dr. Jack R. Wentworth 3,001 shares; Polly B. Kawalek 3,437 shares; Harry W. Bowman 2,483 shares; Geoffrey L. Stringer 257 shares; P. Daniel Miller 73,631 shares; Donald D. Charron 78,500 shares; Robert F. Schneider 78,500 shares; and all Executive Officers and Directors as a group 925,144 shares. The percentage of Class B shares owned by each person, or group, is determined by including in the number of Class B shares outstanding those Class B shares issuable to such person or group, assuming exercise of stock options which are exercisable within sixty days after August 8, 2005.

(d)	Totals are under one percent of the outstanding class of stock.

(e)	This information is derived from notification received by the Company on Schedule 13D and other communications. As disclosed in the Schedule 13D, Jane M. Hackman, Shirley A. Lewis, and Ronald J. Sermersheim each have joint voting and investment power of the shares listed. In addition, Ms. Hackman, Ms. Lewis, and Mr. Sermersheim each vote individually and own on a direct basis, or through additional family partnerships, a total of 404,121 shares of Class A Common Stock and 1,082,944 shares of Class B Common Stock.

(f)	This information is derived from notification received by the Company on Schedule 13G or other communications. To the Company’s knowledge, the only other record owner of Class A and B Common Stock having more than 5% of the voting or investment power of such class of security is Cede & Co. The Company is informed that Cede & Co. is a nominee name for The Depository Trust Company, a stock clearing corporation. The shares of Common Stock held by Cede & Co. are believed to be held for the accounts of various brokerage firms, banks and other institutions, none of which, to the Company’s knowledge, owns beneficially more than 5% of such stock except as noted.

(g)	Voting and investment powers are shared by Bruce S. Sherman and Gregg J. Powers, Officers of Private Capital Management.
ELECTION OF DIRECTORS
      Effective as of the Annual Meeting, the Board of Directors intends to amend the By-laws of the Company to decrease the size of the Board from thirteen to eleven members. Proxies cannot be voted for a greater number of persons than the persons nominated for election to the Board of Directors.

      At the Annual Meeting, eleven Directors, constituting the full Board, are to be elected to hold office until the next Annual Meeting of our Share Owners or until their successors are duly elected and qualified. Holders of shares of the Company’s Class A Common Stock are entitled to elect ten Directors, and holders of shares of the Company’s Class B Common Stock are entitled to elect one Director. Each nominee is currently serving as a Director of the Company. Each nominee has consented to serve or to continue to serve as a Director. If for any reason any such nominee shall become unable or unwilling to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the accompanying proxy. The Board of Directors has no reason to believe that any such nominee will be unable to serve. The nominees are:
Nominees for Election as Directors
By Holders of Class A Common Stock

		Director
Name	Principal Occupation	Since

Douglas A. Habig (a)	Chairman of the Board of Directors of your Company, age 58	1973
James C. Thyen (b)	President and Chief Executive Officer of your Company; also Director of FM Global; age 61	1982
John B. Habig (a)	Chairman of the Board of Directors of SVB&T Corporation, a Bank Holding Company; Former Senior Executive Vice President, Operations Officer, Electronics Segment of your Company; age 72	1956
Ronald J. Thyen (b)	Retired; Former Senior Executive Vice President, Operations Officer, Assistant Secretary of your Company; age 68	1973
John T. Thyen (b)	Retired; Former Senior Executive Vice President, Strategic Marketing of your Company; age 66	1990
Christine M. Vujovich	Vice President, Marketing and Environmental Policy, Cummins, Inc.; age 53	1994
Polly B. Kawalek	Retired; Former Senior Vice President and President, Quaker Foods, PepsiCo Beverages and Foods; age 50	1997
Harry W. Bowman	Retired; Former President and Chief Executive Officer of The Stiffel Company; age 62	2000
Geoffrey L. Stringer	Retired; Former Executive Vice President, Bank One Corporation and Chief Executive Officer, Bank One Capital Corporation; age 62	2003
Gary P. Critser	Retired; Former Senior Executive Vice President, Secretary and Treasurer of your Company; age 68	2004
Nominee for Election as Director
By Holders of Class B Common Stock

		Director
Name	Principal Occupation	Since

Dr. Jack R. Wentworth	Retired; Arthur M. Weimer Professor Emeritus of Business Administration, Indiana University; former Dean of the Kelley School of Business, Indiana University; age 77	1984

(a)	Douglas A. Habig and John B. Habig are brothers.

(b)	Ronald J. Thyen, James C. Thyen and John T. Thyen are brothers.

      Effective October 2005, the Board of Directors has decided not to nominate Mr. Brian K. Habig for election to the Board as a regular member after 13 years of dedicated service. He will continue to assist the Board in its deliberations as a fully-compensated, non-voting Director Emeritus for two years.
      Mr. Alan B. Graf notified the Board in February 2005 that he would not be willing to stand for re-election due to time requirements of other commitments and responsibilities and not the result of any disagreement with your Company. His term as a director will expire at the Annual Meeting on October 18, 2005. Mr. Graf has faithfully served as a Director for nine years.
      On behalf of all Share Owners, your Board wishes to express its gratitude to Brian and Alan for their years of faithful and dedicated service.
INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES
      The Board consists of a majority of “independent directors,” as defined by the listing standards of the National Association of Securities Dealers, Inc., and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a Director. The independent directors to be elected are Ms. Vujovich, Ms. Kawalek, and Messrs. Bowman, Stringer, Critser, and Wentworth. The independent directors meet in regularly scheduled executive sessions.
      Your Board currently has four standing Committees: the Executive Committee, the Audit Committee, the Governance and Nominating Committee, and the Compensation Committee. The Executive Committee currently consists of: Douglas A. Habig (Chairperson), John B. Habig, James C. Thyen, and Ronald J. Thyen. The By-laws of the Company provide that, except to the extent limited by Indiana law, the Executive Committee may exercise all powers of the Board of Directors (by meeting or unanimous written consent) with reference to the conduct of the business of your Company during the intervals between the meetings of the Board. During the 2005 fiscal year, the Board of Directors met six times while the Executive Committee did not meet, but acted by unanimous written consent on two occasions.
      The Audit Committee currently consists of four members of the Board: Alan B. Graf, Jr. (Chairperson), Polly B. Kawalek, Harry W. Bowman and Gary P. Critser. Effective with the expiration of Mr. Graf’s term as a director, the Board of Directors will appoint Mr. Bowman as Chairperson and add Mr. Stringer to the Audit Committee. The Board has determined that Mr. Critser is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. All Audit Committee members, including the audit committee financial expert, are not salaried employees of the Company and, in the opinion of the Board of Directors, meet the National Association of Securities Dealers, Inc. and SEC requirements with respect to independence and accounting experience. The Committee met three times during the 2005 fiscal year.
      The current members of the Compensation Committee are: Dr. Jack R. Wentworth (Chairperson), Polly B. Kawalek, and Geoffrey L. Stringer. Each of the members of the Compensation Committee is “independent” as such term for compensation committee members is defined in the listing standards of the National Association of Securities Dealers, Inc. and each is a “non-employee Director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended and each is an “Outside Director” as defined by the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Committee’s responsibilities consist of making all determinations with respect to the compensation of the Chief Executive Officer, review and approval of the compensation of Executive Officers, approving awards under your Company’s 2003 Stock Option and Incentive Plan, review and approval of the Company’s contribution to its Defined Contribution Retirement Plan, and approval of targets, certification of target achievement, and authorization of payments under the Company’s 2005 Profit Sharing Incentive Bonus Plan. The Compensation Committee met three times during fiscal year 2005.
      The Governance and Nominating Committee’s responsibilities include advising the Board in matters of corporate governance, identification of individuals qualified to be Board members, Board member evaluations, orientation, and succession planning. The Governance and Nominating Committee currently consists of Christine M. Vujovich (Chairperson), Alan B. Graf, Jr., Jack R. Wentworth, and Geoffrey L. Stringer. The

Committee will be reduced to three members effective with the expiration of Mr. Graf’s term as a director. Each of the members of the Committee is independent in accordance with the National Association of Securities Dealers, Inc.’s listing requirements. A copy of the Committee’s Charter is available on the Company’s website at www.ir.kimball.com. The Committee met two times during fiscal year 2005.
      The Governance and Nominating Committee identifies potential nominees for Director based on specified objectives in terms of the composition of the Board, taking into account the need for broad and complementary experience and expertise. Nominees will be evaluated on the basis of established Board member criteria, including personal integrity, practical judgment, willingness to think independently, diverse experience and expertise, commitment to your Company’s mission, vision and guiding principles, and commitment to devote adequate time to Board duties and to serve over a period of time sufficient to understand the Company’s history, markets and business operations.
      The Governance and Nominating Committee also will consider candidates recommended by Share Owners. A Share Owner who wishes to recommend a Director candidate for consideration by the Governance and Nominating Committee should send such recommendation to the Secretary of the Company at 1600 Royal Street, Jasper, IN 47549, who will forward it to the Committee. Any such recommendation should include a description of the candidate’s qualifications for Board service; the candidate’s written consent to be considered for nomination and to serve if nominated and elected, and addresses and telephone numbers for contacting the Share Owner and the candidate for more information. A Share Owner who wishes to nominate an individual as a Director candidate at the Annual Meeting of Share Owners, rather than recommend the individual to the Governance and Nominating Committee as a nominee, must comply with the advance notice requirements mandated by the Company’s By-laws and further explained in this Proxy Statement under “Share Owner Proposals”.
      All non-employee Directors receive compensation of $24,000 per year for service as Directors, and an additional $2,000 for each Board meeting attended. The Chairperson of the Audit Committee of the Board of Directors receives $3,500 per committee meeting, and other Audit Committee members receive $2,500 per committee meeting. Members of the Compensation and Governance and Nominating Committees receive $1,000 per committee meeting. Members of the Executive Committee receive no additional compensation for their service on the Committee.
      Your Company maintains the 2003 Stock Option and Incentive Plan, which allows Directors to elect to receive all or part of their annual retainer and meeting fees in shares of Class B Common Stock.
      In 1997, the Board of Directors adopted a plan whereby all members of your Board of Directors must own at a minimum your Company’s stock equal in value to three times the total annual fees earned as a Director, with a ten-year phase-in period to attain the ownership requirement.
      During fiscal year 2005, each incumbent Director attended in excess of 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which such Director served during his or her tenure. The Company expects its Directors to attend all Board meetings, as well as the Annual Meeting of Share Owners. All Directors attended the last Annual Meeting of Share Owners held on October 19, 2004.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934 requires that Company Directors, Executive Officers and greater-than-ten-percent Share Owners file with the Securities and Exchange Commission and the Company an initial statement of beneficial ownership and certain statements of changes in beneficial ownership of Common Stock of the Company. Based solely on its review of such forms received by the Company and written representation from the Directors and Executive Officers that no other reports were required, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended June 30, 2005.

CERTAIN TRANSACTIONS
      Effective July 1, 2003, your Company entered into an agreement with Ronald J. Thyen, director and former Executive Officer of your Company, for property management services regarding mineral, hunting and gas leases for the Company’s woodland properties. The term of the agreement was two years, and it expired by its terms on June 30, 2005.
      A process has been established for the pre-approval by an independent body of the Board of Directors of any related-party transactions with corporate officers.
COMPENSATION OF EXECUTIVE OFFICERS
      The following table shows, for the fiscal years indicated, the aggregate compensation, including incentive compensation, paid by your Company to the Chief Executive Officer, and the four other most highly compensated Executive Officers during fiscal year 2005 serving at year end (together, the “Named Executive Officers”) during the fiscal years ended June 30, 2005, 2004, and 2003:
Summary Compensation Table

					Long Term
		Annual Compensation			Compensation/Awards

					Restricted	Securities
				Other Annual	Stock Awards	Underlying		All Other
Name and Principal Position	Year	Salary	Bonus (a)	Compensation (b)	(c)(d)	Options (#)		Compensation (g)

Douglas A. Habig	2005	$638,300	$212,085	$20,766	$675,450	—		$6,356
Chairman of the Board	2004	638,300	268,155	20,135	820,020	49	(f)	7,860
	2003	626,080	143,998	36,427	—	106,500	(e)	11,331
						163	(f)
James C. Thyen	2005	$733,410	$447,867	$36,830	$675,450	—		$7,076
President and	2004	650,740	272,882	27,163	820,020	—		7,860
Chief Executive Officer	2003	572,000	131,560	44,848	—	97,500	(e)	10,424
						959	(f)
P. Daniel Miller	2005	$424,200	$188,320	$29,937	$190,950	—		$4,189
Executive Vice President,	2004	409,000	180,118	34,913	231,820	—		5,524
President-Furniture	2003	391,300	140,868	22,970	—	30,000	(e)	7,647
Brands Group
Donald D. Charron	2005	$404,600	$195,392	$14,077	$190,950	—		$4,646
Executive Vice President,	2004	368,200	273,676	18,476	231,820	—		5,447
President-Kimball,	2003	334,600	173,992	11,654	—	30,000	(e)	5,790
Electronics Group
Robert F. Schneider	2005	$343,400	$102,232	$19,803	$190,950	—		$3,375
Executive Vice President,	2004	327,000	144,339	31,429	231,820	—		3,988
Chief Financial Officer,	2003	303,700	69,851	15,775	—	30,000	(e)	5,392
Treasurer

(a)	Amounts shown represent bonus compensation and performance shares earned in the stated fiscal year and paid in the subsequent fiscal year. In 2004 and 2005, performance shares were valued based upon the stock price on 8/16/04 and 8/16/05, respectively. Plans are to actually issue the 2005 shares in September 2005.

(b)	For 2003, includes Director fees (for executives who are also Directors). Also includes benefits received by the executives, along with other officers and certain employees, from executive financial services programs, supplemental group medical, automotive allowances, and other miscellaneous items.

(c)	Aggregate restricted share units held as of June 30, 2005, were 94,800 shares at a value of $1,251,360 for each of Mr. Habig and Mr. Thyen and 26,800 shares at a value of $353,760 for each of Mr. Miller, Mr. Charron, and Mr. Schneider. Values in the table above are based upon the stock price on the grant date multiplied by the number of shares covered by the award.

(d)	Dividends are payable on restricted share unit awards at the vesting date.

(e)	Options granted under the Company’s 1996 Stock Incentive Program.

(f)	Options granted under the Company’s 1996 Director Stock Compensation and Option Plan.

(g)	Consists of, on behalf of the named individuals, Company payments to retirement and supplemental employee retirement plans.
Cash Bonus Plans
      Your Company has provided, almost since its inception, a profit sharing incentive bonus plan for eligible salaried employees. The formal approval of this plan by the Share Owners is requested under Proposal #2, and is more fully described under “Proposal to Approve the Kimball International, Inc. 2005 Profit Sharing Incentive Bonus Plan” in this Proxy Statement.
      Because no single incentive plan is perfect and special situations occur where individual achievement may not be adequately recognized by the 2005 Profit Sharing Incentive Bonus Plan, there is a Supplemental Bonus Plan reviewed and approved on an annual basis by your Board of Directors where a maximum of 1.5%, on an after-tax basis, of the Company’s overall annual net income (before bonuses paid pursuant to the Company’s 2005 Profit Sharing Incentive Bonus Plan) may be designated as supplemental bonuses to those eligible employees, including all Named Executive Officers, at the discretion of the Chairman of the Board and President, Chief Executive Officer. Payments of any supplemental bonus are made under the same terms and conditions as the 2005 Profit Sharing Incentive Bonus Plan.
Retirement Plans
      Your Company maintains a participant-directed retirement plan with a 401(k) provision for all eligible domestic employees (the “Retirement Plan”). The Retirement Plan provides for voluntary employee contributions as well as a discretionary annual Company contribution as determined by the Compensation Committee of the Board of Directors based on income of the Company as defined in the Retirement Plan. Each eligible employee’s Company contribution is defined as a percent of eligible compensation, the percent being identical for all eligible employees, including Executive Officers. Participant contributions are fully vested immediately and Company contributions are fully vested after five years of participation. All Named Executive Officers were fully vested at June 30, 2005, except for one individual. The Retirement Plan is fully funded. For those eligible employees who, under the 1986 Tax Reform Act, are deemed to be highly compensated, their individual Company contribution under the Retirement Plan is reduced. For employees who are eligible, including all Named Executive Officers, there is a non-qualified, Supplemental Employee Retirement Plan (SERP) in which your Company contributes to the account of each individual an amount equal to the reduction in the contribution under the Retirement Plan arising from the provisions of the 1986 Tax Reform Act. Non-U.S. employees are covered by various retirement programs, many mandated by the laws of each particular country.
Stock Incentive Programs
      Your Company’s 2003 Stock Option and Incentive Plan (the “2003 Plan”) was approved by Share Owners at the October 2003 Annual Meeting replacing the 1996 Stock Incentive Program and the 1996 Director Stock Compensation and Option Plan (the “1996 Directors Plan”). The 2003 Plan permits a variety of benefits consisting of: restricted stock, restricted share units, unrestricted share grants, incentive stock options, nonqualified stock options, stock appreciation rights, performance shares, and performance units.
      During fiscal year 2005, Performance Shares were granted to officers of the Company representing a total of 28,117 shares of Class B Common Stock. The number of shares is granted to each particular officer based upon the attainment of the applicable bonus percentage calculated under the Company’s profit sharing incentive bonus plan as applied to a total potential share award made and approved by the Compensation Committee at the beginning of the fiscal year. If the officer is not employed by the Company on the date of grant, the Performance Share award is forfeited, except in the case of death, retirement at age 62 or older, or total permanent disability.

      During fiscal year 2005, Restricted Stock Units (RSUs) representing a total of 262,000 shares of Class A and 51,125 shares of Class B Common Stock were granted under the 2003 Plan. All RSUs granted vest five years after the date of grant. If the employment of a holder of an RSU terminates for any reason other than death, retirement at age 62 or older, or total permanent disability before the RSU has vested, the RSU will be forfeited. If employment terminates due to one of those reasons, the RSU will become fully vested and payable.
      RSUs gain value to Executives as the price of your Company’s stock appreciates, thereby increasing the link of the interests of Executives with those of the Share Owners.
Option Grants in Last Fiscal Year
      None.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values
      The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of this fiscal year:

			Number of Securities
			Underlying Unexercised		Value of Unexercised In-
			Options at		the-Money Options at
	Shares		Fiscal Year End 2005 (#)		Fiscal Year End 2005 (b)
	Acquired On	Value
Name	Exercise (#)	Realized (a)	Exercisable	Unexercisable	Exercisable	Unexercisable

Douglas A. Habig	None	None	194,824	106,549	$277	None
James C. Thyen	None	None	186,301	97,500	1,264	None
P. Daniel Miller	None	None	67,262	42,738	None	None
Donald D. Charron	None	None	78,500	30,000	None	None
Robert F. Schneider	None	None	78,500	30,000	None	None

(a)	The value is calculated based on the difference between the option exercise price and the closing market price of the Class B Common Stock on the date of exercise, or the selling price on the date of exercise, multiplied by the number of shares to which the exercise relates.

(b)	Based on the NASDAQ quoted closing price for the last business day of the fiscal year ($13.20 per share).
Securities Authorized for Issuance Under Equity Compensation Plans
      The following table summarizes the Company’s equity compensation plans as of June 30, 2005:

				Number of Securities
				Remaining Available for
				Future Issuance Under
				Equity Compensation
	Number of Securities		Weighted Average	Plans (Excluding
	to be Issued Upon		Exercise Price of	Securities Reflected in
	Exercise of Options		Outstanding Options	First Column)

Equity compensation plans approved by
Share Owners	2,317,400	(1)	$15.84	1,836,855	(2)
Equity compensation plans not approved by Share Owners	—		—	—

Total	2,317,400		$15.84	1,836,855

(1)	Shares issuable upon exercise of the Company’s stock options are Class B Common Stock. No Class A shares are available upon exercise of stock options.

(2)	Includes 1,836,855 Class A and Class B shares available for issuance as restricted stock, restricted share units, unrestricted share grants, incentive stock options, nonqualified stock options, performance shares, performance units and stock appreciation rights under the Company’s 2003 Stock Option and Incentive Plan. No shares remain available for issuance under the Company’s prior stock option plans.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Overview
      Your Company applies a consistent philosophy to compensation for all employees, including senior management. The goal of the Compensation Program is to align compensation with business objectives and performance as a key link in increasing Share Owner value. Per the Compensation Committee’s Charter as modified by the Committee in June 2005 and approved by the Board of Directors in August 2005, the Compensation Committee’s purpose is to assist the Board of Directors in the discharge of its fiduciary responsibilities relating to the grant of stock compensation, the fair and competitive compensation of the Chief and other Executive Officers, the Company’s contribution to the Retirement Plan, and the goals and awards under the Profit Sharing Incentive Bonus Plan. The Committee’s responsibility as delegated by the Board of Directors is to oversee the Company’s stock-related compensation plan, and compensation of your Company’s Executive Officers. Stock compensation issued to the Executives and other Company employees by the Compensation Committee is generally based on level of individual responsibility. The Company’s Chairman of the Board and President, Chief Executive Officer recommend the salaries and supplemental bonuses of the Company’s other Executive Officers for approval by the Committee.
      The Committee’s responsibilities also include reviewing and approving the annual voluntary Company contribution to the Retirement Plan, and approving profit level targets, certifying target achievement and authorization of payment of bonuses to eligible employees.
Compensation Philosophy
      Since its founding, Kimball International has linked all employees’ compensation to the financial success of your Company. Through the use of incentives, including commissions, profit sharing bonuses, a defined contribution retirement plan (funded in part through a percentage share of corporate profits), Company Class B stock as an available investment option in the Company’s retirement plan, and a stock option and incentive plan, all employees are linked in a common interest with Share Owners in the Company’s short and long-term performance. Total compensation is viewed as more than cash payments and unrelated pieces. The total compensation package is planned and managed to keep various elements of compensation in balance to help maintain the link of a common interest with Share Owners.
      This basic philosophy is acknowledged in your Company’s Guiding Principles, communicated to all employees, which states in part:

“Profits are the ultimate measure of how efficiently and effectively we serve our customers and are the only true source of long-term job security. Profitability and financial resources give us the freedom to shape our future and achieve our vision.”

and

“We want employees to share in their Company’s success, both financially and through personal growth and fulfillment.”
      Our philosophies are translated into practice through specific compensation plans. In this regard, every Kimball International employee has a portion of his or her compensation linked to Company performance.

•	Most production employees’ pay includes incentive elements, either on an individual basis or through team participation. Compensation rises and falls with changes in productivity and production processes. Holiday and vacation compensation is also tied directly to compensation, including incentive compensation.

•	Field sales personnel compensation generally includes commissions related to sales. Compensation rises and falls with sales.

•	All salaried employees, except those paid a sales-based commission, participate in a common profit sharing incentive bonus plan. This plan is based solely on economic profit. It is believed the link to economic profit will help focus our decision-makers on the most effective use of capital and will improve the focus of providing excellent returns on the investments to you, our Share Owners. The formal approval of this plan by the Share Owners is requested under Proposal #2, and is more fully described under “Proposal to Approve the Kimball International, Inc. 2005 Profit Sharing Incentive Bonus Plan” in this Proxy Statement.

•	Key personnel participate in the 2003 Stock Option and Incentive Plan, strengthening the link to a common interest with Share Owners.

•	Under the 2003 Stock Option and Incentive Plan, performance share grants are made to officers and key personnel, tying the profit sharing incentive bonus plan economic profit performance targets to grants of Company stock.

•	The Retirement Plan for all eligible domestic employees is funded in part through Company contributions directly related to Company profitability. The Retirement Plan is participant-directed and investment options include a Kimball Stock Fund, affording eligible employees an incentive to align their Kimball stock holdings with their personal financial needs.
      See Cash Bonus Plans, Stock Incentive Programs, and Retirement Plans elsewhere in this Proxy Statement for a further description of these plans and programs.
      Combining the profit sharing incentive bonus plan for short-term incentive and the 2003 Stock Option and Incentive Plan for long-term incentive, key managers, including senior management, have a significant portion of their total potential personal compensation tied to Company performance related to profitability and Share Owners’ returns.
      The Committee believes that your Company’s historical and ongoing strategy of strongly linking compensation of all employees to Company financial performance serves the best interests of Share Owners by enabling employees to share in the Company’s risk and success. It is the Committee’s intent to continue this strategy, refining programs consistent with changing business needs, to assure a continuing commitment to financial success.
      To further link the interests of your Company’s key decision makers to the interests of Share Owners, the Board of Directors, in 1997, adopted an Executive Stock Ownership policy based on the belief that key decision makers who have the greatest influence on the success of your Company should own significant amounts of your Company’s stock. The amount of stock to be owned increases at each level of responsibility and the policy allows a number of years for each individual to attain the required level of stock ownership.
Chief Executive Officer’s Compensation
      In the context of historical practice, the annual salary of the Chief Executive Officer is based upon numerous subjective factors, including responsibility level, overall conduct of corporate affairs, and leadership in progress towards achieving strategic objectives. The Committee does not target any specific quartile of public survey data for any component of the Chief Executive Officer’s total compensation, nor does it utilize any specific target or formula, but does review compensation of the chief executive officers of other manufacturing companies of similar size in sales. At its August 2005 meeting, the Committee carefully reviewed performance, competitive market data and other factors noted above, and determined that a salary increase was warranted for the Chief Executive Officer. The Committee unanimously approved a salary increase from the annualized base of $746,500 to $776,360 for the fiscal year ending June 30, 2006.
      Under your Company’s profit sharing incentive bonus plan described elsewhere in this Proxy Statement, the Chief Executive Officer’s bonus for fiscal year 2005, based upon the predetermined formula approved by the Board at its June 2004 meeting, was 26% of salary, compared to 38% and 23% in 2004 and 2003, respectively. Under the Supplemental Bonus Plan, also described elsewhere in this Proxy Statement, no award was made to James C. Thyen for fiscal years 2005 and 2004. For fiscal year 2003, primarily due to market-focused salary adjustments, greater emphasis on economic profit driven bonus, and reduced emphasis on the more subjective Supplemental Bonus Plan, no award was made to Douglas A. Habig, who was serving as Chief Executive Officer during that time. The Committee is confident that these realignments in the Chief Executive Officer’s compensation provide significant incentives through at-risk compensation in the Profit Sharing Bonus Plan and long-term incentives. The Committee further believes that these changes increase alignment with Share Owner interests while enhancing opportunities for CEO succession, thereby providing for the long-term leadership of the Company. Thus, taking into consideration the cash bonus which can be earned under the Company’s Profit Sharing Bonus Plan and stock compensation, a significant portion of the total potential compensation of the Chief Executive Officer, as well as the other Named Executive Officers, is tied directly to performance related to profitability and your Company’s stock price.
Other
      The Committee has also considered the potential effect of Section 162(m) of the Internal Revenue Code, which limits the deductibility of non-performance-based Executive compensation in excess of $1,000,000. In fiscal year 2005, none of the Company’s Officers covered under the law had non-performance-based annual compensation in excess of $1,000,000. Thus, all such compensation will be deductible for tax purposes. The Committee has determined that, in order to maintain the deductibility of awards under your Company’s bonus plan, it should qualify awards under such plans as “performance-based compensation” under Rule 162(m) of the Internal Revenue Code, and therefore Share Owner approval is being sought for such plan. See “Proposal to Approve the Kimball International, Inc. 2005 Profit Sharing Incentive Bonus Plan.” In addition, although the 2003 Stock Option and Incentive Plan has been approved by our Share Owners, RSUs granted under that plan vest over time and therefore are not considered “performance-based compensation.” The Committee will continue to monitor your Company’s compensation program in relation to Section 162(m).
      The Committee is also cognizant of the significant amount of shares of your Company stock presently owned by the Chief Executive Officer and reporting Executive Officers which helps assure a strong link with the common interest of Share Owners in the Company’s long-term success. No loans of Company funds have ever been made to Executive Officers for the purchase of Company stock.
Compensation Committee

Dr. Jack R. Wentworth (Chairperson)	Polly B. Kawalek
Geoffrey L. Stringer
Compensation Committee Interlocks and Insider Participation
      The members of the Compensation Committee during fiscal year 2005 were Dr. Jack R. Wentworth (Chairperson), Polly B. Kawalek and Geoffrey L. Stringer. None of the Compensation Committee members have ever been employed as an officer or employee of your Company or any of its subsidiaries, and none of the Committee members during fiscal year 2005 were involved in a relationship requiring disclosure as an interlocking executive officer/director or under Item 404 of Regulation S-K.

PERFORMANCE GRAPH
      The graph below compares the cumulative total return to Share Owners on the Class B Common Stock of your Company from June 30, 2000, through June 30, 2005, the last business day in the respective fiscal years, to the cumulative total return of the S&P Midcap 400 Index and the NASDAQ U.S. Composite Index for the same period of time. Your Board of Directors does not believe that any published specific industry or line of business index adequately represents the current operations of your Company or that it can identify a peer group that merits comparison. The graph assumes $100 is invested in your Company stock and each of the two indexes at the closing market quotations on June 30, 2000, and that dividends are reinvested. The performances shown on the graph are not necessarily indicative of future price performance.

	2000	2001	2002	2003	2004	2005

Kimball International, Inc.	100.0	113.2	121.2	118.2	118.7	111.2

S&P Midcap 400 Index	100.0	108.9	103.7	103.0	131.8	150.3

NASDAQ U.S. Composite Index	100.0	54.3	37.0	41.1	51.8	52.3

REPORT OF THE AUDIT COMMITTEE
      The Audit Committee of the Board is responsible for providing independent, objective oversight of the Company’s accounting functions, internal control over financial reporting, and financial reporting processes. The Audit Committee operates under a written charter, which has been approved by the Board of Directors and is reviewed and reassessed annually or as circumstances dictate by the Audit Committee. The Audit Committee modifies the written charter, as necessary, to comply with all regulatory requirements as or before they become effective. During the fiscal year ended June 30, 2005, the Audit Committee was comprised of at least three directors as required per the Audit Committee Charter. All members of the Audit Committee meet the independence and experience requirements of the National Association of Securities Dealers, Inc. (NASD) and the Securities and Exchange Commission.
      Management is responsible for the Company’s accounting functions, internal control over financial reporting, and financial reporting processes. The independent auditors are responsible for auditing and expressing an opinion in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) on the Company’s consolidated financial statements, the effectiveness of the Company’s internal control over financial reporting, and management’s assessment of the effectiveness of the internal control over financial reporting.
      In connection with these responsibilities, the Audit Committee met with management and the independent auditors to review and discuss the June 30, 2005, financial statements including a discussion of the acceptability and quality of the accounting principles, the reasonableness of critical accounting policies and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), the alternative treatments of financial information within accounting principles generally accepted in the United States of America that have been discussed with management (including the ramifications of the use of such alternative treatments preferred by the independent auditors), the schedule of unadjusted differences, the management representation letter, certain matters regarding internal control over financial reporting, the auditor’s opinion (including consent), and the engagement letter. The Audit Committee also received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm’s independence.
      The Audit Committee reviewed the overall scope of the audits performed by the internal and independent auditors. The Audit Committee meets with the internal auditor and independent auditors, with and without management present, to discuss the results of their examinations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting. The Audit Committee also discussed with management and the independent auditor, management’s report on, and the independent auditor’s report on and audit of, the Company’s internal control over financial reporting. The Audit Committee also meets at least two times annually in a separate executive session with only members present.
      It is not the duty of the Audit Committee to perform audits or to determine that the Company’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Company’s independent auditors. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the independent auditors, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2005, to be filed with the Securities and Exchange Commission.
Respectfully submitted,
THE AUDIT COMMITTEE
Alan B. Graf, Jr. (Chairperson)
Polly B. Kawalek
Harry W. Bowman
Gary P. Critser

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
      Deloitte & Touche, LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively the “Deloitte Entities”) audited the Company’s annual financial statements for the fiscal year ended June 30, 2005. The Audit Committee has appointed the Deloitte Entities to be the Company’s independent auditors for the fiscal year ended June 30, 2006.
      Representatives of the Deloitte Entities will be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.
Independent Accountant Fees

	2004	2005

	Deloitte Entities	Deloitte Entities

Audit Fees (a)	784,924	1,102,350
Audit-Related Fees (b)	69,000	47,676
Tax Fees (c)	341,374	228,080
All Other Fees	—	—

Total	1,195,298	1,378,106

(a)	Includes fees paid for the audit of the annual financial statements, for the audit of internal control over financial reporting, for the audit of management’s assessment of internal control over financial reporting, for the review of the quarterly financial statements and for the statutory audits of international subsidiaries.

(b)	Consists of fees paid for the audit of benefit plans and agreed-upon procedures related to the company’s internal controls where management takes responsibility for the scope and assertions in those engagements.

(c)	Consists of fees paid for tax compliance and related tax services.
Consideration of Services Provided by the Independent Registered Public Accounting Firm
      The Audit Committee approves all audit and non-audit services provided by the independent accountant prior to the services being performed. The Audit Committee has established a pre-approval process for services provided by the independent accountant which complies with the requirements of the Sarbanes-Oxley Act of 2002. A description of the pre-approval process is attached to this Proxy Statement as Appendix A. The Audit Committee has considered whether all services provided are compatible with maintaining the auditor’s independence in accordance with this pre-approval process and has determined that such services are compatible.
PROPOSAL TO APPROVE THE KIMBALL INTERNATIONAL, INC.
2005 PROFIT SHARING INCENTIVE BONUS PLAN
      Background. Your Board of Directors believes that the long-term success of our Company depends, in part, on its ability to recruit and retain outstanding individuals as employees and to furnish these employees maximum incentive to improve operations and increase profits. Your Board also believes it is important to align compensation of officers and salaried employees with the common interests of Share Owners.
      In accordance with this belief, your Board, upon recommendation of the Compensation Committee (“Committee”) of the Board (comprised of independent outside directors), has unanimously adopted and recommends for Share Owner approval, the Kimball International, Inc. 2005 Profit Sharing Incentive Bonus Plan (the “Plan”). The profit sharing framework of this Plan has been in place since prior to the Company becoming publicly traded in 1976. The Plan includes profit determinations at three levels within the Company: (1) Worldwide for Company-wide performance (“Worldwide”); (2) at a Group level for certain combinations of Business Units (“Group”); and (3) at a Business Unit level for the performance of designated operations within the Company (“Business Unit”).
      All executive officers and other eligible employees participate at the Worldwide, Group, or Business Unit level, or a combination thereof.
      Share Owner approval of the Plan is now sought to qualify the awards under the Plan as “performance-based compensation” under Internal Revenue Code Section 162(m). Section 162(m) disallows a deduction for certain compensation paid in excess of $1 million to the five executive officers listed in the Summary Compensation Table in this proxy statement, but only if employed as of the end of the fiscal year (“Named Executive Officers”). Performance-based compensation, however, is fully deductible by the Company if the programs are approved by Share Owners and meet certain other requirements. To maintain the deductibility of payments under the Plan, the Board recommends that the Share Owners approve the Plan at the Annual Meeting.
      Goal. The goal of the Plan is to link an employee’s compensation with the long-term financial success of the Company. The intent is to encourage participants to think, act and be rewarded like owners, and to seek out and undertake initiatives that continuously improve the long-term performance of the Company.
      Eligibility. Executive officers and full-time salaried employees of the Company, except those covered under commission compensation programs, are eligible to participate in the Plan (“Participants”). Approximately 1,640 employees will be eligible to participate in the Plan.
      Bonus Criteria. The Plan measures profitability in terms of “economic profit”, generally equal to net income less the cost of capital. New capital expenditures are not included in computing the cost of capital for twelve months. The Committee must approve the profitability goals (“Targets”) within the first 25% of the period of service to which the Targets relate, but not later than 90 days after the commencement of that period (“Relevant Time Period”). The Committee, within the Relevant Time Period, may make adjustments for non-operating income and loss and other profit-computation elements as it deems appropriate to provide optimal incentives for eligible employees. If other adjustments are necessary beyond the Relevant Time Period, the Named Executive Officers will not be eligible to receive any bonus resulting from such adjustments.
      Bonus Amounts. The Plan establishes potential bonus amounts as a range of percentages of the Participant’s salary, with the bonus percentage increasing with higher levels of profitability. The Plan also establishes different bonus percentage ranges across several Participant categories, setting higher bonus-percentage ranges for Participants who, by virtue of their responsibilities, are expected to have a greater effect on the Company’s profitability.
      At the highest responsibility levels, Participants may earn bonuses of up to 100 percent of base salary. The Plan is designed so that Participants will achieve maximum bonuses only if the Company achieves Targets comparable to those of leading public companies and/or its competitors.
      A Participant’s total bonus under the Plan may not exceed $1,000,000 for any fiscal year.
      Awards under the Plan will be determined based on actual future performance. Therefore, the amounts that will be paid pursuant to the Plan in future years are not currently determinable. However, as described above, the profit sharing framework of the Plan has been in place for a number of years. The amounts payable pursuant to the previous version of the Plan relating to performance in the fiscal year ended June 30, 2005 for the following individuals and groups were as follows:
AMOUNT OF AWARD FOR FISCAL YEAR 2005

Name and Position

James C. Thyen	$190,687
President, Chief Executive Officer
Douglas A. Habig	165,958
Chairman of the Board
P. Daniel Miller	168,400
Executive Vice President,
President-Furniture Brands Group
Donald D. Charron	173,978
Executive Vice President,
President-Kimball Electronics Group
Robert F. Schneider	89,284
Executive Vice President,
Chief Financial Officer, Treasurer
All Current Executive Officers	1,076,271
Non-Executive Director Group	None
Non-Executive Officer Employee Group	8,230,798
      Administration. For a particular fiscal year, the Committee must approve the Targets, profit-computation adjustments, and any other conditions at the Worldwide and Group profitability levels within the Relevant Time Period. Company management will determine the comparable features for each Business Unit profitability level.
      At the end of each fiscal year, but before Plan bonuses may be paid, the Committee must certify in writing that Targets and other conditions have been satisfied. The Committee does not have the discretion to increase the amount of any bonus for the Named Executive Officers.
      The Board may amend or terminate the Plan effective for future fiscal years. The Board will not, however, amend the Plan without Share Owner approval if such approval is required to comply with section 162(m) of the Internal Revenue Code or other applicable law or to comply with applicable stock exchange requirements.
      Bonus Payments. If a Participant’s bonus for the fiscal year does not exceed $2,000, the bonus will be paid in a single sum during the following August. Bonuses exceeding that amount will be paid during the following fiscal year in five cash installments — 50% in the following August and 12.5% in each of the following September, January, April, and June.
      If a Participant’s employment is terminated before a scheduled payment date, the former employee will not be entitled to receive that bonus payment or any subsequent bonus payment, unless the Participant’s termination was caused by retirement after attaining the country-specific retirement age (62 in the U.S.), death, or permanent disability, in which case, that Participant (or beneficiary, in the event of the participant’s death) will be entitled to receive all bonus payments for the previous fiscal year and a pro-rata share for the current fiscal year, all to be paid in full within 2 1/2 months after the end of the Company’s fiscal year.
      The Board of Directors recommends a vote FOR approval of the Kimball International, Inc. 2005 Profit Sharing Incentive Bonus Plan.

APPENDIX A
APPROVAL PROCESS FOR SERVICES PERFORMED BY THE EXTERNAL AUDITOR
Objective
      To ensure the external auditor is independent in both fact and appearance with respect to the audit of the financial statements of Kimball International, Inc. (Company).
Process
      The external auditor of Kimball International, Inc. reports to and is engaged by the Audit Committee of the Company. Prior to the engagement of the external auditor to render service, the service and fees are approved by the Audit Committee. The Audit Committee will not engage the external auditor for any non-audit service that is specifically prohibited by the regulations nor will approval be granted for any non-audit service that individually or in the aggregate, in the Audit Committee’s opinion, impairs the independence of the external auditor with respect to the audit of the financial statements of the Company. Pre-approval of services is obtained either (1) by explicit pre-approval of individual services from the Audit Committee or (2) by general pre-approval for certain tax compliance services.
      The Audit Committee has delegated authority to the Audit Committee Chairperson to grant approval required by this policy for any service engagements that arise between Audit Committee meetings. During the next regularly scheduled Audit Committee meeting, or sooner as appropriate, the Audit Committee Chairperson updates the full committee of approved external auditor services for informational purposes.
      The external auditor has reviewed the Policy and believes that the Policy will not adversely affect the auditor’s independence.

ADMISSION TICKET
Please bring this ticket if you choose to attend the Annual Meeting.
It will expedite your admittance when presented upon your arrival.
A photo identification will also be required.
KIMBALL INTERNATIONAL, INC.
Annual Meeting of Share Owners
Tuesday, October 18, 2005
9:30 a.m. EST
1600 Royal Street
Jasper, IN 47549
812-482-1600

é     Please fold and detach card at perforation.     é
Your vote is important!
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the manner as if you marked, signed and returned your Proxy Card.

ê     Please fold and detach card at perforation before mailing.     ê

Kimball International, Inc.	Class A Proxy

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.
If no direction is made, this Proxy will be voted for Proposals 1 and 2. Please mark box ■ or ☒
1.	ELECTION OF DIRECTORS

Nominees:	(01) Douglas A. Habig	(02) James C. Thyen	(03) John B. Habig	(04) Ronald J. Thyen
	(05) Christine M. Vujovich	(06) John T. Thyen	(07) Polly B. Kawalek	(08) Harry W. Bowman
	(09) Geoffrey L. Stringer	(10) Gary P. Critser

❑	FOR all nominees listed above	❑	WITHHOLD AUTHORITY
	(except as marked to the contrary below)		to vote for all nominees listed above
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name or number on the space provided below.)

2.	APPROVAL OF 2005 PROFIT SHARING INCENTIVE BONUS PLAN

❑	FOR	❑	AGAINST	❑	ABSTAIN
3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
IMPORTANT—THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

KIMBALL INTERNATIONAL, INC.
c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44101-4301

Vote by Telephone

Have your Proxy Card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone phone and follow the simple instructions to record your vote.

Vote by Internet

Have your Proxy Card available when you access the website http://www.cesvote.com and follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh PA 15253-9837.

Vote by Telephone
Call Toll-Free using a
Touch-Tone phone:
1-888-693-8683

Vote by Internet
Access the Website and
Cast your vote:
http://www.cesvote.com

Vote by Mail
Return your Proxy
in the Postage-paid
envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m. Eastern Standard Time on October 18, 2005 to be counted in the final tabulation.
If you vote by telephone or Internet, please do not mail your Proxy Card.

è

Proxy must be signed and dated below.
ê     Please fold and detach card at perforation before mailing.     ê

Kimball International, Inc.	Class A Proxy

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Share Owners on October 18, 2005.
I appoint James C. Thyen and Douglas A. Habig, or either of them, each with full power of substitution, as Proxies to vote all shares of CLASS A COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 16, 2005, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 18, 2005, and at any adjournments thereof, with respect to the following matters:
THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

Signature(s)

Signature(s)

Date:	, 2005
(If stock is registered in the name of more than one person, the Proxy should be signed by all named owners. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)

ADMISSION TICKET
Please bring this ticket if you choose to attend the Annual Meeting.
It will expedite your admittance when presented upon your arrival.
A photo identification will also be required.
KIMBALL INTERNATIONAL, INC.
Annual Meeting of Share Owners
Tuesday, October 18, 2005
9:30 a.m. EST
1600 Royal Street
Jasper, IN 47549
812-482-1600

é     Please fold and detach card at perforation.     é
Your vote is important!
Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the manner as if you marked, signed and returned your Proxy Card.

ê     Please fold and detach card at perforation before mailing.     ê

Kimball International, Inc.	Class B Proxy

This Proxy when properly executed will be voted in the manner directed by the undersigned share owner.
If no direction is made, this Proxy will be voted for Proposal 1, except for Kimball Retirement Plan participants, which if no direction is made, this proxy will be voted in accordance with the terms of the plan. Please mark box ■ or ☒
1.	ELECTION OF DIRECTOR

Nominee:	(1) Dr. Jack R. Wentworth

❑	FOR the nominee listed above	❑	WITHHOLD AUTHORITY
to vote for the nominee listed above
2.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
IMPORTANT—THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

KIMBALL INTERNATIONAL, INC.
c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44101-4301

Vote by Telephone

Have your Proxy Card available when you call the Toll-Free number 1-888-693-8683 using a touch-tone phone and please follow the simple instructions to record your vote.

Vote by Internet

Have your Proxy Card available when you access the website http://www.cesvote.com and please follow the simple instructions to record your vote.

Vote by Mail

Please mark, sign and date your Proxy Card and return it in the postage-paid envelope provided or return it to: National City Bank, P.O. Box 535300, Pittsburgh PA 15253-9837.

Vote by Telephone
Call Toll-Free using a
Touch-Tone phone:
1-888-693-8683

Vote by Internet
Access the Website and
Cast your vote:
http://www.cesvote.com

Vote by Mail
Return your Proxy
in the Postage-paid
envelope provided

Vote 24 hours a day, 7 days a week!
Your telephone or Internet vote must be received by 6:00 a.m. Eastern Standard Time on October 18, 2005 to be counted in the final tabulation. Kimball Retirement Plan participant votes must be received by 6:00 a.m. Eastern Standard Time on October 14, 2005 to be counted in the final tabulation.
If you vote by telephone or Internet, please do not mail your Proxy Card.

è

Proxy must be signed and dated below.
ê     Please fold and detach card at perforation before mailing.     ê

Kimball International, Inc.	Class B Proxy

This Proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Share Owners on October 18, 2005.
I appoint James C. Thyen and Douglas A. Habig, or either of them, each with full power of substitution, as Proxies to vote all shares of CLASS B COMMON STOCK of Kimball International, Inc. standing in my name on its books at the close of business on August 16, 2005, at the annual meeting of its share owners to be held at the principal offices of the Company located at 1600 Royal Street, Jasper, Indiana, at 9:30 A.M., Eastern Standard Time, on Tuesday, October 18, 2005, and at any adjournments thereof, with respect to the following matters:
THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

Signature(s)

Signature(s)

Date:	, 2005
(If stock is registered in the name of more than one person, the Proxy should be signed by all named owners. If signing as attorney, executor, administrator, trustee, guardian, corporate official, etc., please give full title as such.)